Exhibit 10.5

SECURED CONTINUING CORPORATE GUARANTY

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Safe & Green Holdings Corp., a Delaware corporation, for its assigns and successors in interest, by and through the hand and seal of the undersigned authorized representative (collectively, the “Guarantor”), hereby guaranties to SouthStar Financial, LLC, a South Carolina limited liability company, its affiliates, successors, and/or assigns, as their interests may appear (collectively, the “Company”), that SG Echo, LLC (the “Obligor”), shall promptly and fully perform, pay, and discharge all of its present and future liabilities, obligations, and indebtedness to the Company (the “Guaranty”) arising from the Non-Recourse Factoring and Security Agreement dated June 8, 2023, the Secured Commercial Promissory Note dated June 8, 2023, and any amendments, modifications, and addendums thereafter (collectively, the “Loan Documents”), whether direct or indirect, joint or several, absolute or contingent, secured or unsecured, matured or unmatured, and whether originally contracted for or otherwise acquired by the Company (all of which liabilities, obligations, and indebtedness are herein individually and collectively called the “Indebtedness”).

This Guaranty is an absolute guaranty of payment and not of collectability. The liability of the Guarantor hereunder is not conditional or contingent upon genuineness, validity, sufficiency, or enforceability of the Indebtedness or any instruments, agreements, or chattel paper related to the Loan Documents or any security or collateral therefore (collectively called “Security”) or the pursuit by the Company of any rights or remedies which it has or may hereafter have. If the Obligor fails to pay the Indebtedness promptly as the same becomes due, or otherwise fails to perform any obligation under the Loan Documents, the Guarantor agrees to pay on demand the entire Indebtedness and all losses, costs, attorneys’ fees, and expenses which may be suffered by the Company by reason of the Obligor’s default or the attorneys’ fees and expenses which may be suffered by the Company by reason for the Obligor’s default or the default of any Guarantor hereunder, and agrees to be bound by and to pay on demand any deficiency established by the sale of any of the Indebtedness or Security, all without relief from valuation and appraisement law and without being required by the Company to: (i) proceed against the Obligor by suit or otherwise; (ii) foreclose, proceed against, liquidate, or exhaust any of the Security subject to the Loan Documents; or (iii) exercise, pursue, or enforce any right or remedy the Company may have against the Obligor, any other guarantor (whether hereunder or under a separate instrument) or any other party.

The Guarantor agrees that: (1) this Guaranty shall not be discharged or affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety, other than full payment of the Indebtedness, or by the death of the Guarantor; (2) the records of the Company shall be received as conclusive evidence of the amount of the Indebtedness at any time owing; (3) one or more successive or concurrent suits may be brought and maintained against any or all of the guarantors for the Indebtedness, at the option of the Company, with or without joinder of the Obligor of any of the other guarantors as parties thereto, at the option of the Company; (4) such Guarantor will not avail itself of any defense whatsoever that the Obligor may have against the Company, other than full payment of Indebtedness; and (5) such Guarantor will not seek a change of venue from any jurisdiction or court in which any action, proceeding, or litigation is commenced.

[Continuing Corporate Guaranty of Safe & Green Holdings Corporation]

This Guaranty shall be terminated only by full payment of the Indebtedness to the Company. The Guarantor agrees that enforceability of this Guaranty continues even if the Company’s claim against the Obligor becomes unenforceable or uncollectable by operation of law or act of God.

To induce Company to extend further financing under the Loan Documents with the Obligor, with full knowledge that the truth and accuracy of the following are being relied upon by the Company in extending the financing to the Obligor, Guarantor represents, warrants, and covenants to Company that the individual executing this instrument is an authorized representative of Guarantor, duly authorized and empowered to bind Guarantor to the obligations contained herein.

EACH GUARANTOR HEREBY WAIVES NOTICE OF ANY ADVERSE CHANGE IN THE OBLIGOR’S CONDITION OR OF ANY OTHER FACT WHICH MIGHT MATERIALLY INCREASE SUCH GUARANTOR’S RISK, WHETHER OR NOT THE COMPANY HAS KNOWLEDGE OF THE SAME. UNTIL FULL PAYMENT OF THE INDEBTEDNESS, EACH GUARANTOR ALSO HEREBY WAIVES ANY CLAIM, RIGHT, OR REMEDY WHICH SUCH GUARANTOR MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST THE OBLIGOR THAT ARISES HEREUNDER AND/OR FROM THE PERFORMANCE BY ANY GUARANTOR HEREUNDER INCLUDING, WITHOUT LIMITATION, ANY CLAIM, REMEDY, OR RIGHT OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION, OR PARTICIPATION IN ANY CLAIM, RIGHT, OR REMEDY OF THE COMPANY AGAINST THE OBLIGOR OR ANY SECURITY WHICH THE COMPANY NOW HAS OR HEREAFTER ACQUIRES; WHETHER OR NOT SUCH CLAIM, RIGHT OR REMEDY ARISES IN EQUITY, UNDER CONTRACT, BY STATUTE, UNDER COMMON LAW OR OTHERWISE.

The Guarantor hereby waives (i) notice of acceptance hereof and notice of extensions of advances given by the Company to the Obligor from time to time; (ii) presentment, demand, protest, and notice of non-payment or protest as to any note or other evidence of the Indebtedness signed, accepted, endorsed, or assigned to the Company by the Obligor; (iii) all exemptions and homestead laws; (iv) any other demands and notices required by law; and (v) any right to trial by jury as more fully waived below.

The Company may, at any time and from time to time, without notice to or the consent of any Guarantor, and without affecting or impairing the obligation of any Guarantor hereunder; (a) renew, extend, or restructure any part or all of the Indebtedness of the Obligor or of its customers, of any other guarantor (whether hereunder or under a separate instrument) or of any other party; (b) accept partial payments of the Indebtedness and apply such payments to any part of the Indebtedness; (c) settle, release (by operation of law or otherwise), compound, compromise, collect, or liquidate, in any manner, any of the Indebtedness or any Security; (e) bid and purchase at any sale of any of the Indebtedness or the Security; and (f) exercise any and all rights and remedies available to the Company by law or agreement even if the exercise thereof may affect, modify, or eliminate any rights or remedies which a Guarantor may have against the Obligor.

Each Guarantor shall continue to be liable under this Guaranty, the provisions hereof shall remain in full force and effect, and the Company shall not be estopped from exercising any rights hereunder, notwithstanding (i) the Company’s waiver of or failure to enforce any terms, covenants, or conditions contained in the Loan Documents; (ii) any release or failure on the part of the Company to perfect any security interest in or foreclose, proceed against, or exhaust any Security; or (iii) the Company’s failure to take new, additional, or substitute security or collateral for the Indebtedness.

[Continuing Corporate Guaranty of Safe & Green Holdings Corporation]

Each Guarantor agrees that the Company, in its sole discretion, may bring any legal proceedings it deems necessary to enforce any or all of such Guarantor’s obligations hereunder in any state or federal court located either in: (i) Charleston County, South Carolina, or (ii) the jurisdiction where the Guarantor is located, and the Parties hereby waive any objection that they may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens. This Guaranty shall be deemed to be a contract made under the laws of the State of South Carolina and for all purposes shall be governed by and construed in accordance with the laws of the said State without regard to principles of conflicts of law. All rights and remedies of the Company are cumulative and not alternative. Each provision of this Guaranty is intended to be severable. If any term or provision hereof is declared to be contrary to, prohibited by, or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining terms and provisions hereof.

The parties to this Guaranty agree and acknowledge that the Company may assign, transfer, convey, hypothecate, or pledge any or all of its rights and/or obligations under this Guaranty and any related agreements and documents to any person, including—but not limited to—any person or entity affiliated with the Company or another creditor without the prior written consent of and without giving notice to the Guarantor. The Guarantor further acknowledges and agrees that any such assignee, transferee, and/or creditor will acquire and assume all interest and rights to payments, enforcement of obligations and claims, and will act in the stead of the Company in every regard whatsoever with respect to all rights and claims under this Guaranty and all related agreements and documents. The Guarantor expressly agrees to comply with this Section and acknowledges the validity of any future assignment, transfer, hypothecation, or pledge without the prior written consent of and without giving notice to the Guarantor, and agrees that any assignment, transfer, hypothecation, or pledge by the Company will not be asserted as the basis for any defense or claim against the Company, transferee, assignee, and/or creditor.

The execution and delivery by Guarantor of this Agreement has been duly authorized by all necessary corporate or organizational action, and the execution and delivery by Guarantor of this Agreement constitutes a legal, valid, and binding obligation of Guarantor and is enforceable in accordance with its terms.

WAIVER OF TRIAL BY JURY: IN RECOGNITION OF THE HIGHER COSTS AND DELAY WHICH MAY RESULT FROM A JURY TRIAL AND, TO THE EXTENT PERMITTED BY LAW, THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING HEREUNDER, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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[SIGNATURE PAGES TO FOLLOW]

[Continuing Corporate Guaranty of Safe & Green Holdings Corporation]

IN WITNESS WHEREOF, the Guarantor, by the hand and seal of its authorized representative, has executed this Guaranty on this date set forth in the acknowledgement.

SIGNED, SEALED, AND DELIVERED

Safe & Green Holdings Corporation

/s/ Paul Galvin

By: Paul Galvin
Its: Director, Chairman, CEO, and Authorized Person

[Sig Page – Continuing Corporate Guaranty of Safe & Green Holdings Corporation]